                            GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1994 94-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1994 to June 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           ------------------------------
                                            Robley D. Evans
                                            Vice President and Controller

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                  7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994

                             CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                             TRUST ACCOUNT #3331928-0
                             REMITTANCE DATE: 7/15/94


                                         Total $              Per $1,000
                                         Amount                Original
                                        --------            -------------


Class A Certificates
- - --------------------
(1)  Amount available (including
     Monthly Servicing Fee)             5,537,318.11

A. Interest
   (2) Aggregate Interest
       a. Class A-1 Interest              653,920.25        5.23136200
       b. Class A-2 Interest              336,875.00        6.12500000
       c. Class A-3 Interest              288,750.00        6.41666667
       d. Class A-4 Interest              329,166.67        6.58333340
       e. Class A-5 Interest              485,065.83        6.91666662

   (3) Amount applied to:
       a. Unpaid Class A Interest
          Shortfall                              .00               .00

   (4) Remaining:
       a. Unpaid Class A Interest
          Shortfall                              .00               .00

B. Principal
   (5) Formula Principal Distribution
       Amount                           2,266,116.64               N/A
       a. Scheduled Principal             939,567.33               N/A
       b. Principal Prepayments         1,326,549.31               N/A
       c. Liquidated Contracts                   .00               N/A
       d. Repurchases                            .00               N/A

   (6) Pool Scheduled Principal
         Balance                      382,182,583.24      985.54230994
  (6a) Pool Factor                         .98554231

   (7) Unpaid Class A Principal Shortfall
       (if any)following prior Remittance
       date                                      .00

   (8) Class A Percentage for such Remittance
       Date (Until Class B Cross-Over Date,
       and on each Remittance Date thereafter
       unless each Class B Principal
       Distribution Test is satisfied, equals
       Class A Principal Balance divided by
       pool Scheduled Principal Balance)      88.90%


                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                  7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994
                                     Page 2



                               CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                               TRUST ACCOUNT #3331928-0
                               REMITTANCE DATE: 7/15/94


                                            Total $         Per $1,000
                                            Amount           Original
                                           --------        ------------

  (9) Class A Percentage for the
      following Remittance Date             88.84%

 (10) Class A Principal Distribution:
      a. Class A-1                   2,266,116.64           18.12893312
      b. Class A-2                            .00                   .00
      c. Class A-3                            .00                   .00
      d. Class A-4                            .00                   .00
      e. Class A-5                            .00                   .00

 (11) Class A-1 Principal Balance  119,393,465.12          955.14772096
(11a) Class A-1 Pool Factor             .95514772

 (12) Class A-2 Principal Balance   55,000,000.00          1000.0000000
(12a) Class A-2 Pool Factor            1.00000000

 (13) Class A-3 Principal Balance   45,000,000.00          1000.0000000
(13a) Class A-3 Pool Factor            1.00000000

 (14) Class A-4 Principal Balance   50,000,000.00          1000.0000000
(14a) Class A-4 Pool Factor            1.00000000

 (15) Class A-5 Principal Balance   70,130,000.00          1000.0000000
(15a) Class A-5 Pool Factor            1.00000000

 (16) Unpaid Class A Principal
      Shortfall (if any) following
      current Remittance Date                 .00

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date

 (17) 31-59 days                     1,223,415.38                    44

 (18) 60 days or more                  143,071.75                     6

 (19) Current Month Repossessions       48,582.89                     2

 (20) Repossession Inventory            48,582.89                     2

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                  7.90%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994
                                     Page 3

                             CUSIP#'S 393505-CB6, CC4, CD2, CE0, CF7
                             TRUST ACCOUNT #3331928-0
                             REMITTANCE DATE: 7/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 2000)

(21)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                           .04%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 4%)                                .02%

(22)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                           .32%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                                .22%

(23)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 7% from June 1, 1999 to
          May 31, 2000, 9% from June 1, 2000 to
          May 31, 2001 and 10% thereafter)                             0

(24)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                         0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.75%)                                        0

(25)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 22%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,755,782.36                                        11.10%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994

                                    CUSIP#'S 393505CG5, CH3
                                    REMITTANCE DATE: 7/15/94

                                                      Total $       Per $1,000
                                                       Amount        Original
                                                   -------------   -----------
CLASS B1 CERTIFICATES
- - ---------------------

  (1) Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                                1,177,423.72

  (2) Class B-1 Remittance Rate (8.25% unless
      Weighted Average Contract Rate is
      below 8.25%)                                         8.25%

  (3) Aggregate Class B1 Interest                     119,968.75    6.87500000

  (4) Amount applied to Unpaid Class
      B1 Interest Shortfall                                  .00           .00

  (5) Remaining unpaid Class B1
      Interest Shortfall                                     .00           .00

  (6) Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date               .00

  (7) Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                  .00

 (7a) Class B Percentage for the following
      Remittance Date                                        .00

  (8) Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                 .00

 (9a) Class B1 Principal Shortfall                           .00

 (9b) Unpaid Class B1 Principal Shortfall                    .00

 (10) Class Principal Balance                      42,659,118.12

 (11) Class B1 Principal Balance                   17,450,000.00

                        GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-2
                           CLASS B and C CERTIFICATES
                                 MONTHLY REPORT
                                   June, 1994
                                     Page 2

                                   CUSIP#'S 393505CG5, CH3
                                   REMITTANCE DATE: 7/15/94

Class B2 and C Certificates
- - -----------------------------
(12) Remaining Amount Available             1,057,454.97

(13) Class B-2 Remittance Rate (8.55%
     unless Weighted Average Contract
     Rate is less than 8.55%)                      8.55%

(14) Aggregate Class B2 Interest              179,614.97   7.12500013

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                           .00          .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                              .00          .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date        .00

(18) Class B2 Principal Liquidation Loss Amount      .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)       .00

(20) Guarantee Fee                                   .00

(21) Class B2 Principal Balance            25,209,118.12

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount and Class B1 and B2
     Distribution Amount; if the Company
     is the Servicer)                         160,186.96

(24) Class C Residual Payment                 717,653.04

(26) Repossessed Contracts                     48,582.89

(27) Repossessed Contracts Remaining in
      Inventory                                48,582.89

(28) Weighted Average Contract Rate             10.28583